Consider your alternatives. **Invest smarter.®**

GRANT PARK FUND®



Legacy 2, Global 2 and Global 3 Classes

Why Grant Park Fund?

Grant Park Fund History

- Continuous operations since our founding in 1989
- $113M in assets under management as of 12/31/17
- Our track record reflects a wide range of market cycles

S&P 500 TR Index vs. Grant Park Fund
(January 2008 - December 2017)


40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
Grant Park - Class A Units[1]
S&P 500 TR Index

Why Managed Futures?

- Managed futures may increase diversification when added to a traditional portfolio
- Investment in an asset class designed to have a low correlation to traditional investments
- Ability to go long or short in any market traded
- Exposure to broad, global markets
- Seeks gains in any market environment

Representative Market Exposure

Commodities	41%	Financials	59%
Energy	15%	Currencies	16%
Grains/Foods	15%	Equity Indices	22%
Metals	11%	Fixed Income	21%

How Grant Park Fund Works: Dynamic Exposure Across Multiple Sectors
(January 2017 - December 2017)

L - Long Positions (expects prices to increase) **S** - Short Positions (expects prices to decrease)


01/17
02/17
03/17
04/17
05/17
06/17
07/17
08/17
09/17
10/17
11/17
12/17
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Currencies
Energy
Equities
Fixed Income
Grains/Foods
Metals

[1] Class A Units are closed to new investment. All performance reported is net of fees and expenses. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.

Risk disclosure

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Commodity futures trading may be illiquid.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS. THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. ALL CHARTS AND TABLES ARE PREPARED BY DEARBORN CAPITAL MANAGEMENT, LLC. PERFORMANCE IS REPORTED NET OF FEES AND EXPENSES. INVESTMENT IN THE GRANT PARK FUTURES FUND IS OFFERED BY PROSPECTUS ONLY. FINANCIAL ADVISORS SHOULD REMIND PROSPECTIVE CLIENTS TO READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE PERFORMANCE DATA IN THIS LITERATURE IS THROUGH DECEMBER 2015. MORE RECENT DATA MAY YIELD DIFFERENT RESULTS. THE INFORMATION IN THIS DOCUMENT IS VALID ONLY AS OF THE DATE HEREOF AND MAY BE CHANGED WITHOUT NOTICE. THIS COMMUNICATION IS CONFIDENTIAL AND IS INTENDED SOLELY FOR THE INFORMATION OF THE PERSON TO WHOM IT HAS BEEN DELIVERED.

Past performance is not indicative of future results. Futures trading involves a high degree of risk and is not suitable for all investors. See the related risk disclosure.

Historical Non-Correlation

S&P 500 TR Index Worst Months vs. Grant Park Fund
(January 2008 - December 2017)


5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
Jun 08
Sep 08
Oct 08
Nov 08
Jan 09
Feb 09
May 10
Grant Park - Class A Units[1]
S&P 500 TR Index

Worst Peak to Valley Drawdown
(January 2008 - December 2017)


0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-36.68%
-9.91%
-50.95%
-56.40%
-3.82%
Dec 08 - Sep 17
Grant Park Class A Units[1]
Apr 11 - Sep 13
Barclay CTA Index
Oct 07 - Feb 09
S&P 500 TR Index
Oct 07 - Feb 09
MSCI EAFE Index
Mar 08 - Oct 08
Barclays Capital U.S. Aggregate Bond Index

Index Comparison

January 2008 - December 2017	Correlation
Grant Park Fund Class A Units	+1.00
Barclay CTA Index	+0.92
HFRI Fund Weighted Composite Index	+0.13
MSCI EAFE Index - US Dollars	+0.00
S&P 500 TR Index	+0.00
NASDAQ Composite Index	-0.03
Barclays Capital U.S. Aggregate Bond Index	+0.18

Correlation Analysis – S&P 500 TR Index and Class A Units[1]

January 2008 - December 2017		
↑ ↓	Returns were opposite	58 of 120 Months 49%
↑ ↑	Both returned positive performance	39 of 120 Months 32%
↓ ↓	Both returned negative performance	23 of 120 Months 19%

Statistics Since Inception – Class A Units[1]

January 1989 - December 2017			
Total Fund Assets (A,B, Legacy, Global)	$113M	Compounded Annualized ROR	9.41%
1-Year Return	-3.12%	Average 1-Year Return	13.10%
3-Year Compounded Annualized ROR	-5.57%	3-Year Cumulative Return	-15.80%
5-Year Compounded Annualized ROR	-2.89%	5-Year Cumulative Return	-13.64%
10-Year Compounded Annualized ROR	-2.18%		
Worst Drawdown Since Inception (5/89 - 10/89)	-38.87%	Worst Drawdown Last 5 Years (12/08 -9/17)	-36.68%
Average 1-Month Gain	5.74%	Average 1-Month Loss	-3.91%
# of Winning Months	177	# of Losing Months	171
Sharpe (0% was used as the risk free rate)	0.48	Sortino (0% was used as the targeted rate of return)	0.68

S&P 500 TR Index vs. Grant Park Fund
(January 2008 - December 2017)

During 5 Best Quarters

	Quarter Ended	S&P 500 TR Index	Grant Park - Class A Units[1]
1	Jun-09	15.93%	-3.52%
2	Sep-09	15.60%	1.04%
3	Mar-12	12.58%	-1.43%
4	Dec-11	11.81%	-5.10%
5	Sep-10	11.30%	4.34%

During 5 Worst Quarters

	Quarter Ended	S&P 500 TR Index	Grant Park - Class A Units[1]
1	Dec-08	-21.96%	8.82%
2	Sep-11	-13.86%	-0.50%
3	Jun-10	-11.42%	-2.31%
4	Mar-09	-11.01%	-4.91%
5	Mar-08	-9.45%	11.69%

[1] Class A Units are closed to new investment. All performance reported is net of fees and expenses. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.

Barclays Capital U.S. Aggregate Bond Index: Covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. Includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Barclays CTA Index: An equal-weighted index which attempts to measure the performance of the CTA industry. The Index measures the combined performance of all CTAs who have more than 4 years past performance. To qualify for inclusion in the CTA Index, an advisor must have four years of prior performance history. Additional programs introduced by qualified advisors are not added to the Index until after their second year. The Barclay CTA Index is not the same as an investment in Grant Park as it is more broadly diversified across a much greater number of trading programs. Furthermore, Grant Park may perform quite differently from the Barclay CTA Index, just as, for example, an individual stock may perform quite differently from the S&P 500 Index. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

HFRI Fund Weighted Composite Index: The Hedge Fund Research Institutes Hedge Fund Weighted Composite index is an internationally-recognized benchmark comprised of over 2000 funds from the internal HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50 million under management or a 12-month track record of active performance. This index does not include Fund of Funds. This is a broad based index comprising a wide variety of hedge fund strategies. Any specific hedge fund may perform quite differently than the index. This index differs from Grant Park significantly in that it encompasses a wider variety of trading styles and market sectors. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The following equity indices are all unleveraged, long-only passive indices. They differ significantly from Grant Park in that they do not employ leverage, do not trade actively or sell short:

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index): The index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index consists of the following developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Index is a Total Return Index calculated with Gross Dividends.

NASDAQ Composite Index: An index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market (currently over 3,000 companies). The index is market-value weighted. This means that each company's stock affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Standard & Poor's 500 Total Return Index: A weighted index consisting of the 500 stocks in the S&P 500 Index, which are chosen by Standard & Poor's based on industry representation, liquidity, and stability. The stocks in the S&P 500 Index are not the 500 largest companies, rather the index is designed to capture the returns of many different sectors of the U.S. economy. The Total Return calculation includes the price-plus-gross cash dividend return. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Past performance is not indicative of future results. Futures trading involves a high degree of risk and is not suitable for all investors. See the related risk disclosure on page 1.

Grant Park Fund Facts

- Experienced leadership
- Proven results since 1989
- Returns historically have low correlation to equity and bond markets
- Multi-manager fund

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	2	2	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.20%	3.60%	7.02%	
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
FA Comissions	0%	0%	2.0%	
Eligibility	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth.			

Keys to Success

Portfolio Benefits

- Low correlation to equities and fixed income
- Global diversification
- Industry-leading trading advisors

Operational Expertise

- Trading Advisors monitor trading programs
- General Partner monitors Trading Advisors
- Transparent daily, weekly, and monthly reporting

Administrative Excellence

- One-page subscription document
- Dedicated Financial Advisor Support Team
- Monthly liquidity

Key Service Providers

- ***Clearing Brokers***
  - SG Americas Securities, LLC
  - Wells Fargo Securities, LLC
- ***Prime Brokers***
  - Deutsche Bank AG
  - Societe Generale Newedge UK Limited
  - UBS AG
- ***Counsel***
  - Greenberg Traurig, LLP
  - Vedder Price P.C.
- ***Auditors***
  - RSM US LLP

Trading Advisors

Firm	Global	Legacy
Amplitude Capital International Limited	◆	◆
EMC Capital Advisors, LLC*	◆	◆
H2O Asset Manangement, LLP	◆	◆
Lynx Asset Management AB	◆	◆
Quantica Capital AG	◆	◆
Rabar Market Research, Inc.	◆	◆
Revolution Capital Management, LLC	◆	◆
Transtrend B.V.	◆	◆
Winton Capital Management Limited	◆	◆

All cash is managed in a separate, segregated account at State Street Bank.

*The General Partner indirectly owns a minority interest in EMC Capital Advisors, LLC, one of the Fund's commodity trading advisors. This may create a conflict of interest in that principals of the general partner may receive compensation based on the trading services provided by EMC. Please see the Fund's prospectus for additional information.

Hypothetical Performance Disclosure

Prospective investors must be aware that the hypothetical analysis that follows is dependent on periods in which Grant Park outperforms other asset classes used in the portfolio. The Fund may not, however, outperform the other asset classes during any particular time period. The maximum investment permitted in Grant Park is 10% of an investor's net worth, exclusive of home, furnishings and automobiles.

Past performance is not indicative of future results. Futures trading involves a high degree of risk and is not suitable for all investors. See the related risk disclosure on page 1. All performance reported for Grant Park is for Class A units and is net of fees and expenses.

HYPOTHETICAL PERFORMANCE RESULTS MAY HAVE MANY INHERENT LIMITATIONS, SOME OF WHICH ARE DESCRIBED BELOW. NO REPRESENTATION IS BEING MADE THAT ANY ACCOUNT WILL OR IS LIKELY TO ACHIEVE PROFITS OR LOSSES SIMILAR TO THOSE SHOWN. IN FACT, THERE ARE FREQUENTLY SHARP DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING PROGRAM.

ONE OF THE LIMITATIONS OF HYPOTHETICAL PERFORMANCE RESULTS IS THAT THEY ARE GENERALLY PREPARED WITH THE BENEFIT OF HINDSIGHT. IN ADDITION, HYPOTHETICAL TRADING DOES NOT INVOLVE FINANCIAL RISK, AND NO HYPOTHETICAL TRADING RECORD CAN COMPLETELY ACCOUNT FOR THE IMPACT OF FINANCIAL RISK IN ACTUAL TRADING. FOR EXAMPLE, THE ABILITY TO WITHSTAND LOSSES OR TO ADHERE TO A PARTICULAR TRADING PROGRAM IN SPITE OF TRADING LOSSES ARE MATERIAL POINTS WHICH CAN ALSO ADVERSELY AFFECT ACTUAL TRADING RESULTS. THERE ARE NUMEROUS OTHER FACTORS RELATED TO THE MARKETS IN GENERAL OR TO THE IMPLEMENTATION OF ANY SPECIFIC TRADING PROGRAM WHICH CANNOT BE FULLY ACCOUNTED FOR IN THE PREPARATION OF HYPOTHETICAL PERFORMANCE RESULTS AND ALL OF WHICH CAN ADVERSELY AFFECT ACTUAL TRADING RESULTS.

Portfolio Diversification and Impact on Performance



12%
11%
10%
9%
8%
7%
6%
Compounded Annualized Return
Adding 10% of your portfolio to Grant Park may reduce the volatility of your portfolio and increase your potential return.
10% Grant Park
90% Stocks
0% Bonds
100% Stocks
10% Grant Park
45% Bonds
45% Stocks
50% Bonds
50% Stocks
10% Grant Park
90% Bonds
100% Bonds
0% Stocks
3%
5%
7%
9%
11%
13%
15%
Annualized Standard Deviation of Monthly Returns

This chart contains historical trading results for the period January 1989 through December 2017, hypothetically blended assuming a quarterly rebalancing. The first series shows a portfolio comprised only of stocks and bonds, while the second series adds a 10% allocation to Grant Park Fund. Stocks are represented by the S&P 500 Index and bonds are represented by the Barclays Capital U.S. Aggregate Bond Index. Indices are unmanaged and not available for direct investment. Performance statistics reflected for Grant Park above are that of Class A Units. Class A Units are no longer available for purchase. New investors are expected to purchase Global Alternative Markets (Global) 1, 2, 3 classes or Legacy 1, 2 classes. The maximum investment permitted in Grant Park is 10% of an investor's net worth, exclusive of home, furnishings and automobiles. The Fund should be considered as one investment within a sensible, diversified allocation to alternative investments, for investors for whom such an investment is appropriate, and should not be construed as an allocation recommendation advice for any specific investor.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation:

Average 1-Year Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return: This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A measure of losses experienced by the composite performance record from peak (high) to valley (low). Drawdowns are measured on the basis of month-end net asset values only.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

Sharpe Ratio: Average return, less the risk-free return, divided by the standard deviation of return. The ratio measures the relationship of reward to risk in an investment strategy. The higher the ratio, the safer the strategy.

Sortino Ratio: A variation of the Sharpe ratio which differentiates harmful volatility in general by replacing standard deviation with downside deviation in the denominator. This ratio allows investors to assess a risk in a better manner than simply looking at excess returns to total volatility, since such a measure does not consider how often the price of a security rises as opposed to how often it falls. A large Sortino Ratio indicates a low risk of large losses occurring.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

Trading Advisor: Any person who for consideration engages in the business of advising others, either directly or indirectly, as to the value, purchase, or sale of commodity interests and who has been appointed to act as a trading advisor for Grant Park.

All charts in this document were prepared by Dearborn Capital Management, LLC.

GRANT PARK FUND®

555 W. Jackson Blvd., Ste 600
Chicago, IL 60661
Toll Free: 800.217.7955
Fax: 312.756.4452
grantparkfunds.com

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste 600
Chicago, IL 60661

Sponsored by
DEARBORN
CAPITAL MANAGEMENT, LLC